Trenwick America Corporation
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         __________DISTRICT OF_________

In re: Trenwick America Corporation             Case No.           03-12635(MFW)
       ----------------------------                                -------------
                                                Reporting Period:  October 2004
                                                                   ------------

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------
                                                                                        Document      Explanation
Required Documents                                                         Form No.     Attached       Attached
-----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                MOR-1        Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1        Yes
     Copies of bank statements                                                          N/A
     Cash disbursements journals                                           MOR-1        Yes
Statement of Operations                                                    MOR-2        Yes
Balance Sheet                                                              MOR-3        Yes
Status of Postpetition Taxes                                               MOR-4        Yes
     Copies of IRS Form 6123 or payment receipt                                         N/A
     Copies of tax returns filed during reporting period                                N/A
Summary of Unpaid Postpetition Debts                                       MOR-4        Yes
     Listing of aged accounts payable                                      MOR-4        Yes
Accounts Receivable Reconciliation and Aging                               MOR-5        Yes
Debtor Questionnaire                                                       MOR-5        Yes
-----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                       November 22, 2004
--------------------------------------                  -------------------
Signature of Debtor                                     Date


/s/ Alan L. Hunte                                       November 22, 2004
--------------------------------------                  -------------------
Signature of Joint Debtor                               Date


/s/ Alan L. Hunte                                       November 22, 2004
--------------------------------------                  -------------------
Signature of Authorized Individual*                     Date

Alan L. Hunte
--------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re: Trenwick America Corporation                      Case No. 03-12635 (MFW)
Schedule of Cash Receipts & Disbursements        Reporting Period: October 2004

                                                              Bank Accounts
                                          Operating              Payroll             Tax          Other
                                        ---------------------------------------------------------------
        Cash - Beg of Month              2,646,363.75           35,331.89             NA             --
                                        ---------------------------------------------------------------

             Receipts:
            Cash Sales                             --                  --             --             --
           Accounts Rec                            --                  --             --             --
         Loans & Advances                          --                  --             --             --
          Sale of Assets                           --                  --             --             --
           Deposit/WT IN                    19,258.63                  --             --             --
               Other                         1,117.00                  --             --             --
Fund Transfer(Vista MM Redemption)       1,000,000.00                  --             --             --
        Transfers (Interco)              1,415,085.00                  --             --             --
                                        ---------------------------------------------------------------

          Total Receipts                 2,435,460.63                  --             --             --
                                        ---------------------------------------------------------------

          Disbursements:
            Net Payroll                                                --             --             --
           Payroll Taxes                           --                  --             --             --
      Sales, Use, & Other Tax                      --                  --             --             --
        Inventory Purchases                        --                  --             --             --
       Secured Rental/Leases              (150,301.90)                 --             --             --
             Insurance                             --                  --             --             --
          Administrative                  (340,185.01)                 --             --             --
              Selling                              --                  --             --             --
               Other                            (1.06)                 --             --             --
          Transfers (PR)                           --                  --             --             --
        Transfers (Interco)             (2,610,867.37)                 --             --             --
         Professional Fees              (1,145,197.22)                 --             --             --
            Court Costs                            --                  --             --             --
                                        ---------------------------------------------------------------

        Total Disbursements             (4,246,552.56)                 --             --             --
                                        ---------------------------------------------------------------

           Net Cash Flow                 (1,811,091.93)                --             --             --
                                         --------------------------------------------------------------

        Cash: End of Month                 835,271.82           35,331.89             --             --
                                         ==============================================================

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Bank Reconciliations
Reporting Period: October 2004

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $        835,271.82

      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $         35,331.89

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended October 31, 2004

                Wire Date                              Amount                         Vendor Name
==========================================         ==============   ===============================================
2004-10-01                                             150,301.90   Equity Office Properties, L.L.C.
2004-10-21                                             109,847.68   New York Life Benefit Services Co.
                                                   --------------
               Wire Total                              260,149.58

               Check Date                              Amount                         Vendor Name
==========================================         ==============   ===============================================
2004-10-15                                              28,042.29   Ashby & Geddes
2004-10-15                                             348,836.19   Dewey Ballantine
2004-10-15                                               4,686.00   Dr. Ben S. Branch
2004-10-15                                              51,949.00   Ernst & Young LLP
2004-10-15                                             734,054.02   Hennigan, Bennett & Dorman LLP
2004-10-15                                                 664.00   Joann McNiff
2004-10-15                                               1,831.12   Tina A. Smith, Esquire
2004-10-15                                              41,143.20   Young, Conaway, Stargatt & Taylor, LLP
2004-10-22                                             150,000.00   Aon Risk Services, Inc. of Colorado
2004-10-22                                               4,429.48   CPT Group Inc
2004-10-22                                                 100.00   Federal Reserve Bank of Cleveland
2004-10-22                                                 299.25   MCI
2004-10-22                                               1,000.00   New York Life Benefit Services Co.
2004-10-22                                               8,000.00   U.S. Trustee Program Payment Center
2004-10-26                                                 250.00   U.S. Trustee Program Payment Center
2004-10-26                                                 250.00   U.S. Trustee Program Payment Center
                                                   --------------
Total Checks                                         1,375,534.55
                                                   --------------

Total October Disbursements                        $ 1,635,684.13
==========================================         ==============

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

      Trenwick America Corporation                       Case No. 03-12635 (MFW)
-----------------------------------------        Reporting Period: October 2004
                 Debtor

                             Statement of Operations
                               (Income Statement)

=======================================================================================
                                                      Month Ended          Cumulative
REVENUES                                              October 2004       Filing to Date
=======================================================================================
Gross Revenues                                        $        150        $    241,951
---------------------------------------------------------------------------------------
Less: Returns and Allowances                                    --                  --
=======================================================================================
Net Revenue                                           $        150        $    241,951
---------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                  --
---------------------------------------------------------------------------------------
Beginning Inventory                                             --                  --
---------------------------------------------------------------------------------------
Add: Purchases                                                  --                  --
---------------------------------------------------------------------------------------
Add: Cost of Labor                                              --                  --
---------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                            --                  --
---------------------------------------------------------------------------------------
Less: Ending Inventory                                          --                  --
---------------------------------------------------------------------------------------
Cost of Goods Sold                                              --                  --
=======================================================================================
Gross Profit                                                   150             241,951
---------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------
Advertising                                                     --                  --
---------------------------------------------------------------------------------------
Auto and Truck Expense                                         112                 490
---------------------------------------------------------------------------------------
Bad Debts                                                       --                  --
---------------------------------------------------------------------------------------
Contributions                                                   --              (2,500)
---------------------------------------------------------------------------------------
Employee Benefits Programs                                   2,234              46,001
---------------------------------------------------------------------------------------
Insider compensation*                                       24,703             869,210
---------------------------------------------------------------------------------------
Insurance                                                   10,700              17,972
---------------------------------------------------------------------------------------
Management Fees/Bonuses **                                   1,788            (708,772)
---------------------------------------------------------------------------------------
Office Expense                                              52,304             102,240
---------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                 812              40,864
---------------------------------------------------------------------------------------
Repairs and Maintenance                                         64               3,324
---------------------------------------------------------------------------------------
Rent and Lease Expense                                       5,166             701,851
---------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                   22,001             492,861
---------------------------------------------------------------------------------------
Supplies                                                       443              89,633
---------------------------------------------------------------------------------------
Taxes-Payroll                                                3,052              27,756
---------------------------------------------------------------------------------------
Taxes-Real Estate                                              140               2,964
---------------------------------------------------------------------------------------
Taxes-Other                                                     14               6,119
---------------------------------------------------------------------------------------
Travel and Entertainment                                     1,236               4,402
---------------------------------------------------------------------------------------
Utilities                                                       59               2,168
---------------------------------------------------------------------------------------
Other (attach schedule)                                      1,473           5,211,306
=======================================================================================
Total Operating Expenses Before Depreciation               126,301           6,907,889
---------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                             --             289,114
=======================================================================================
Net Profit(Loss) Before Other Income & Expenses           (126,151)         (6,955,052)
---------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
---------------------------------------------------------------------------------------
Other Income (attach schedule)                          13,523,299         (45,495,235)
---------------------------------------------------------------------------------------
Interest Expense                                                --                  --
---------------------------------------------------------------------------------------
Other Expense (attach schedule)                                 --                  --
=======================================================================================
Net Profit (Loss) Before Reorganization Items           13,397,148         (52,450,287)
---------------------------------------------------------------------------------------
REORGANIZATION ITEMS
---------------------------------------------------------------------------------------
Professional Fees                                               --                  --
---------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                     --                  --
---------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
---------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                   6,828              66,970
---------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                         (468,143)           (543,353)
---------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)            313,309           6,078,477
=======================================================================================
Total Reorganization Expenses                             (774,625)         (6,554,861)
---------------------------------------------------------------------------------------
Income Taxes                                                    --            (170,205)
=======================================================================================
Net Profit (Loss)                                     $ 12,622,523        $(58,834,943)
=======================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged (to)/from Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

      Trenwick America Corporation                      Case No.  03-12635 (MFW)
-----------------------------------------                         --------------
                 Debtor                         Reporting Period: October 2004
                                                                  -------------

                  STATEMENT OF OPERATIONS - continuation sheet

================================================================================
                                                Month Ended         Cumulative
BREAKDOWN OF "OTHER" CATEGORY                  October 2004       Filing to Date
================================================================================

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recruiting & Relocation                                  --              2,951
--------------------------------------------------------------------------------
Legal Fees                                               39             13,219
--------------------------------------------------------------------------------
Audit Fees                                               --            (26,530)
--------------------------------------------------------------------------------
Accounting & Tax Fees                                    --             46,654
--------------------------------------------------------------------------------
Other Fees                                                4          5,119,517
--------------------------------------------------------------------------------
Data Processing                                       1,256             44,529
--------------------------------------------------------------------------------
Seminars & Continuing Education                          31              6,136
--------------------------------------------------------------------------------
Dues & Subscriptions                                    144              4,831
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES               $      1,473       $  5,211,306
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                    13,523,299        (45,495,235)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                             $ 13,523,299       $(45,495,235)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                             313,309          6,078,477
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES            $    313,309       $  6,078,477
================================================================================

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

      Trenwick America Corporation                      Case No.  03-12635 (MFW)
-----------------------------------------                         --------------
                 Debtor                         Reporting Period: October 2004
                                                                  -------------

                                  BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------
                                                                           BOOK VALUE AT END OF        BOOK VALUE ON
                                  ASSETS                                  CURRENT REPORTING MONTH      PETITION DATE
---------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                  3,467,354               4,532,566
---------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                             --                      --
---------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                         49,672,430              48,745,299
---------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                   3,281,059                      --
---------------------------------------------------------------------------------------------------------------------
Inventories                                                                               --                      --
---------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                      50,521                 503,054
---------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                 1,000                  10,000
---------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                               340,703                 327,755
---------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                           $  56,813,066           $  54,118,674
---------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                            --                      --
---------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                   --                      --
---------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                  --              20,723,654
---------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                    --               3,485,693
---------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                  --                      --
---------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                             --             (15,433,035)
---------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                     $          --           $   8,776,312
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                    49,849                 266,900
---------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                   194,314,932             249,660,381
---------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                             $ 194,364,781           $ 249,927,281
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   $ 251,177,847           $ 312,822,267
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                           BOOK VALUE AT END OF        BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                              CURRENT REPORTING MONTH      PETITION DATE
---------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
---------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                          --                      --
---------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                       --                      --
---------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                             --                      --
---------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                             --                      --
---------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                          --                      --
---------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                 --                      --
---------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                    347,739                      --
---------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                  --                      --
---------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                   3,968,236                      --
---------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                 $   4,315,975           $          --
---------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
---------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                              --                      --
---------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                             --                      --
---------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                   288,386,641             289,648,446
---------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                 $ 288,386,641           $ 289,648,446
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                292,702,616             289,648,446
---------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
---------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                            100                     100
---------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                       266,985,085             266,985,085
---------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                 --                      --
---------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                    --                      --
---------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                (246,858,372)           (246,858,372)
---------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                (58,834,943)                     --
---------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                     (2,816,638)              3,047,008
---------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                     --                      --
---------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                               $ (41,524,769)          $  23,173,821
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                           $ 251,177,847           $ 312,822,267
=====================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have - an additional 24 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

      Trenwick America Corporation                      Case No.  03-12635 (MFW)
-----------------------------------------                         --------------
                 Debtor                         Reporting Period: October 2004
                                                                  -------------

                       BALANCE SHEET - continuation sheet

---------------------------------------------------------------------------------------------------------------------
                                                                           BOOK VALUE AT END OF        BOOK VALUE ON
                                  ASSETS                                  CURRENT REPORTING MONTH      PETITION DATE
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------
Accrued Investment Income                                                            340,703                 327,755
---------------------------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                                                     $     340,703           $     327,755
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                                          1,308,827               1,198,532
---------------------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                                       193,002,593             244,859,636
---------------------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                                             3,513               3,602,213
---------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                             $ 194,314,932           $ 249,660,381
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                           BOOK VALUE AT END OF        BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                              CURRENT REPORTING MONTH      PETITION DATE
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
---------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                      64,914                  42,517
---------------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                                          --               1,290,790
---------------------------------------------------------------------------------------------------------------------
Interest Payable                                                                  12,728,025              12,728,025
---------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                      2,602,010               2,601,759
---------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                                 82,787,757              82,787,757
---------------------------------------------------------------------------------------------------------------------
Indebtedness                                                                     190,203,934             190,197,598
---------------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                                           $ 288,386,641           $ 289,648,446
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                                     906,135                      --
---------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                      2,400,441                      --
---------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                                    661,660                      --
---------------------------------------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                                           $   3,968,236           $          --
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
---------------------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                                              (2,816,638)              3,047,008
---------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                                               $  (2,816,638)          $   3,047,008
---------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re   Trenwick America Corporation                    Case No.  03-12635 (MFW)
      --------------------------------                            --------------
                 Debtor                         Reporting Period: October 2004
                                                                  -------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

------------------------------------------------------------------------------------------------------
                             Beginning     Amount
                                Tax     Withheld or    Amount                  Check. No    Ending Tax
                             Liability    Accrued       Paid      Date Paid      or EFT     Liability
======================================================================================================
Federal
------------------------------------------------------------------------------------------------------
Withholding                      --          --          --                                     --
------------------------------------------------------------------------------------------------------
FICA-Employee                    --          --          --                                     --
------------------------------------------------------------------------------------------------------
FICA-Employer                    --          --          --                                     --
------------------------------------------------------------------------------------------------------
Unemployment                     --          --          --                                     --
------------------------------------------------------------------------------------------------------
Income                           --          --          --                                     --
------------------------------------------------------------------------------------------------------
Other:                           --          --          --                                     --
------------------------------------------------------------------------------------------------------
  Total Federal Taxes            --          --          --                                     --
------------------------------------------------------------------------------------------------------
State and Local
------------------------------------------------------------------------------------------------------
Withholding                      --          --          --                                     --
------------------------------------------------------------------------------------------------------
Sales                            --          --          --                                     --
------------------------------------------------------------------------------------------------------
Excise                           --          --          --                                     --
------------------------------------------------------------------------------------------------------
Unemployment                     --          --          --                                     --
------------------------------------------------------------------------------------------------------
Real Property                    --          --          --                                     --
------------------------------------------------------------------------------------------------------
Personal Property                --          --          --                                     --
------------------------------------------------------------------------------------------------------
Other:                           --          --          --                                     --
------------------------------------------------------------------------------------------------------
  Total State and Local          --          --          --                                     --
------------------------------------------------------------------------------------------------------
Total Taxes                      --          --          --                        --           --
------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-----------------------------------------------------------------------------------------------------------------------------
                                                                           Number of Days Past Due
                                                  ===========================================================================
                                                  Current         0-30       31-60         61-90        Over 90        Total
-----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                     --            --            --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Wages Payable                                        --            --            --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                        --                                                                    --
-----------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                     --
-----------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                    --
-----------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                  --
-----------------------------------------------------------------------------------------------------------------------------
Professional Fees                                    --            --       194,843        56,295        96,601       347,739
-----------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                              --            --            --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                     --
-----------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                             --            --       194,843        56,295        96,601       347,739
-----------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Listing of aged accounts payable
Trenwick America Corporation
As of October 31, 2004

            Vendor                 Invoice Date      Services      Invoice Number              Amount
            ------                 ------------      --------      --------------              ------
        Ashby & Geddes               8/18/2004      June 2004       ASH486-02000                4,869.20
Young Conaway Stargatt & Taylor      8/18/2004      June 2004       YOU401-02000                4,017.90
       Dewey Ballantine             10/14/2004      June 2004       DEW310-02000               31,049.50
Hennigan, Bennett & Dorman, LLP     10/18/2004      June 2004       HEN455-02000               45,526.91
Hennigan, Bennett & Dorman, LLP     10/18/2004      June 2004       HEN111-02000               11,137.10
                                                                                            ------------
                                                                      91 + days                96,600.61
                                                                                            ------------

        Ashby & Geddes              10/14/2004      July 2004       ASH327-02000                3,270.70
       Dewey Ballantine             10/14/2004      July 2004       DEW221-02000               22,186.10
Hennigan, Bennett & Dorman, LLP      9/13/2004      July 2004       HEN229-02000               22,909.22
Hennigan, Bennett & Dorman, LLP      9/13/2004      July 2004       HEN421-02000                4,218.60
Young Conaway Stargatt & Taylor      9/15/2004      July 2004       YOU206-02000                2,060.50
          Ben Branch                 9/15/2004      July 2004       BEN132-02000                1,320.00
          Ben Branch                 9/15/2004      July 2004       BEN330-02000                  330.00
                                                                                            ------------
                                                                     61-90 days                56,295.12
                                                                                            ------------

        Ashby & Geddes              10/14/2004     August 2004      ASH249-02000               24,925.72
        Ashby & Geddes              10/14/2004     August 2004      ASH541-02000                5,414.10
       Dewey Ballantine             10/14/2004     August 2004      DEW977-02000               97,702.98
       Dewey Ballantine             10/14/2004     August 2004      DEW239-02000               23,902.20
Hennigan, Bennett & Dorman, LLP     10/18/2004     August 2004      HEN343-02000               34,380.39
Hennigan, Bennett & Dorman, LLP     10/18/2004     August 2004      HEN851-02000                8,518.10
                                                                                            ------------
                                                                     31-60 Days               194,843.49
                                                                                            ------------

                                                                                            ------------
                                                                  Total Professional Fees   $ 347,739.22
                                                                                            ------------

                                                                     MOR-4 AGING

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

      Trenwick America Corporation                      Case No.  03-12635 (MFW)
-----------------------------------------                         --------------
                 Debtor                         Reporting Period: October 2004
                                                                  -------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

=================================================================== ============
Accounts Receivable Reconciliation                                     Amount
=================================================================== ============
Total Accounts Receivable at the beginning of the reporting period   50,620,809
------------------------------------------------------------------- ------------
+ Amounts billed during the peiod                                       537,748
------------------------------------------------------------------- ------------
- Amounts collected during the peiod                                 (1,486,127)
------------------------------------------------------------------- ------------
Total Accounts Receivable at the end of the reporting period         49,672,430
------------------------------------------------------------------- ------------

=================================================================== ============
Accounts Receivable Aging                                              Amount
=================================================================== ============
0 - 30 days old                                                         537,748
------------------------------------------------------------------- ------------
31 - 60 days old                                                             --
------------------------------------------------------------------- ------------
61 - 90 days old                                                             --
------------------------------------------------------------------- ------------
91 + days old                                                        60,788,011
------------------------------------------------------------------- ------------
Total Accounts Receivable                                            61,325,759
------------------------------------------------------------------- ------------
Amount considered uncollectible (Bad Debt)                          (11,653,329)
------------------------------------------------------------------- ------------
Accounts Receivable (Net)                                            49,672,430
------------------------------------------------------------------- ------------

                              DEBTOR QUESTIONNAIRE

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Must be completed each month                                         Yes    No
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1. Have any assets been sold or transferred outside the normal
course of business this reporting period? If yes, provide an          X
explanation below.
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2. Have any funds been disbursed from any account other than a
debtor in possession account this reporting period? If yes,                 X
provide and explanation below.
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3. Have all postpetition tax returns been timely filed? If no,
provide an explanation below.                                         X
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4. Are workers compensation, general liability and other necessary
insurance coverages in effect? If no, provide an explanation below.   X
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October 7, 2004, the Debtor entered into an asset purchase agreement with
Trenwick America Services Corporation ("TASCO"), under which it sold the majority of its fixed assets to TASCO in exchange for the book value of the fixed assets ($3,281,055). On October 15, 2004, the Debtor entered into a sale agreement with a third party for the sale of certain fixed assets with a book value of $155,467 in exchange for cash of $23,915. These transactions were both previously authorized by the Bankruptcy Court of the District of Delaware.

                                                                      FORM MOR-5
                                                                          (9/99)